UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 11, 2007
Ohio State Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-28648	34-1816546

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Main Street, Marion, Ohio (Address of principal executive offices)	43302 (Zip Code)
Registrant’s telephone number, including area code:            740-387-2265
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Item 8.01. Other Events.
On January 11, 2007, the Company’s Board of Directors authorized the joint issuance of a press release and a letter to the Company’s shareholders, each of which discusses the Company’s plans to seek shareholder approval to effect a going-private transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934. The press release is attached as Exhibit 99.1 and incorporated herein by reference, and the letter to shareholders is attached as Exhibit 99.2 and incorporated herein by reference.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99.1	Press Release dated January 12, 2007
99.2	Letter to Shareholders dated January 12, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Ohio State Bancshares, Inc.

Dated: January 12, 2007

By

Gary E. Pendleton President and CEO

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated January 12, 2007
99.2	Letter to Shareholders dated January 12, 2007